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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 8, 2023
_______________________________
Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 8.01.	Other Events.
On August 8, 2023, Anywhere Real Estate Inc. (“Anywhere” or the “Company”) (NYSE: HOUS) announced the early exchange results of the previously announced offers (each an “Exchange Offer” and together, the “Exchange Offers”) by Anywhere Real Estate Group LLC (formerly known as Realogy Group LLC) (the “Issuer”) and Anywhere Co-Issuer Corp. (formerly known as Realogy Co-Issuer Corp.) (the “Co-Issuer” and together with the Issuer, the “Issuers”), each a subsidiary of the Company, to exchange up to an aggregate of $527,162,000 of the Issuers’ outstanding 5.750% Senior Notes due 2029 (the “Old 2029 Notes”) and 5.250% Senior Notes due 2030 (the “Old 2030 Notes” and together with the Old 2029 Notes, the “Old Notes”) for up to $421,729,600 in aggregate principal amount of new 7.000% Second Lien Senior Secured Notes due 2030 (the “New Notes”), in each case upon the terms and subject to the conditions set forth in a confidential offering memorandum (the “Offering Memorandum”).
As of the Early Exchange Date (as defined in the Offering Memorandum), the Issuers received from eligible holders valid and unwithdrawn tenders, as reported by D.F. King & Co., the information and exchange agent, representing 28.95% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $255,032,000 with respect to the Old 2029 Notes, representing 28.34% of the aggregate principal amount thereof outstanding, and (ii) $294,991,000 with respect to the Old 2030 Notes, representing 29.50% of the aggregate principal amount thereof outstanding.
As of 5:00 p.m., New York City time, on August 7, 2023, the right to withdraw tenders of Old Notes expired. Accordingly, Old Notes tendered for exchange at or before such time may not be validly withdrawn, unless required by applicable law, or the Issuers determine in the future in their sole discretion to permit withdrawal rights.
A copy of the press release announcing the early tender results of the Exchange Offers is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
No Offer or Solicitation
This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Exchange Offers or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
99.1	Press Release Announcing the Early Exchange Results of the Exchange Offers, dated as of August 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: August 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: August 8, 2023

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing the Early Exchange Results of the Exchange Offers, dated as of August 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).